UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

XOS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)

(818) 316-1890

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $345.00 per share	XOSWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 26, 2024, Xos, Inc., a Delaware corporation (the “Company”), completed its previously announced business combination involving ElectraMeccanica Vehicles Corp., a corporation existing under the laws of the Province of British Columbia (“ElectraMeccanica”), whereby the Company acquired all of the issued and outstanding common shares of ElectraMeccanica (the “ElectraMeccanica Shares”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”) in accordance with the terms of an arrangement agreement entered into by the Company and ElectraMeccanica on January 11, 2024, as amended on January 31, 2024 (the “Arrangement Agreement”). Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, on March 26, 2024, each ElectraMeccanica Share outstanding immediately prior to the effective time of the Arrangement was converted automatically into the right to receive 0.0143739 of a share of Common Stock, for total consideration of 1,766,388 shares of the Company’s common stock, par value $0.0001 per share.

On March 26, 2024, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) with the U.S. Securities and Exchange Commission to report the completion of the transactions contemplated by the Plan of Arrangement and other related matters. This amendment to the Initial 8-K amends Item 9.01 of the Initial 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K. Except for the foregoing, no other changes have been made to the Initial 8-K.

The unaudited pro forma condensed combined financial information included in this amendment to the Initial 8-K are presented for illustrative purposes only, contain a variety of adjustments, assumptions and estimates, and are not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the Arrangement been completed on the date indicated. The combined company’s actual results and financial position after the Arrangement may differ materially and adversely from the unaudited pro forma condensed combined financial information included in this amendment to the Initial Form 8-K. Important factors that may affect actual results include, but are not limited to, risks and uncertainties relating to the Company’s or ElectraMeccanica's business, as applicable (including each company’s ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, and general business and economic conditions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of ElectraMeccanica as of and for the fiscal years ended December 31, 2023 and 2022 and accompanying notes are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Information required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2023.

(ii)	Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2023.

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Audited consolidated financial statements of ElectraMeccanica as of and for the fiscal years ended December 31, 2023 and 2022 and the related notes thereto
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2023, Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2023 and related notes thereto
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024	XOS, INC.

	By:	/s/ Dakota Semler
Dakota Semler
Chief Executive Officer

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